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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 21, 2000 included in Brio Technology, Inc.'s Form 10-K, as amended, for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.

                                                   ARTHUR ANDERSEN LLP

                                                   /s/ Arthur Andersen LLP

San Jose, California
January 3, 2001